UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2011

GMX RESOURCES INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Benham Place

9400 North Broadway, Suite 600

Oklahoma City, Oklahoma 73114

(Address of principal executive offices and zip code)

(405) 600-0711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 19, 2011, GMX Resources, Inc. (the “Company”, “we,” “us” or “our”) entered into definitive agreements relating to the consummation of the exchange offer and consent solicitation for the Company’s outstanding $200,000,000 11.375% Senior Notes due 2019 (the “Existing Notes”), pursuant to which holders of Existing Notes tendering in the exchange offer received new Senior Secured Notes due 2017 (the “New Notes”), as further described in Item 8.01 below.

Note Purchase Agreements

On December 19, 2011, the Company entered into purchase agreements with each of the supporting holders (the “Supporting Holders”) who previously executed support agreements with the Company prior to the launch of the exchange offer (the “Purchase Agreements”). Pursuant to the Purchase Agreements, the Supporting Holders agreed to purchase an aggregate amount of approximately $13.3 million of New Notes, which amount, together with cash paid by tendering holders of Existing Notes in the exchange and purchase election, resulted in gross proceeds from the issuance of New Notes of $100.0 million. The Purchase Agreements contained customary representations and warranties and covenants of the Company and the Purchasers. A copy of the form of Purchase Agreement is being filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 1.01.

New Notes Indenture and Security Agreements

On December 19, 2011, the Company executed an Indenture (the “New Notes Indenture”), dated as of December 19, 2011, among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee. On December 19, 2011, the Company issued $283,520,000 aggregate principal amount of New Notes pursuant to the Indenture. The New Notes are fully and unconditionally guaranteed (the “Guarantees”), jointly and severally, on a senior secured basis by each of the Company’s existing and future domestic restricted subsidiaries (the “Guarantors”). All of the Company’s existing subsidiaries other than Endeavor Gathering, LLC are domestic restricted subsidiaries and Guarantors.

Under the terms of the New Notes Indenture, interest on the New Notes will:

•	accrue from the date of issuance of the New Notes or, if interest has already been paid, from the most recent interest payment date;

•

unless the Company elects to pay a portion of the interest in the form of additional notes (a “PIK Election”) with respect to an interest period, accrue for such interest period at the rate of 11.0% per annum, payable in cash, in arrears;

•

if the Company makes a PIK Election with respect to an interest period, accrue for such interest period at the rate of 13.0% per annum in the aggregate, of which (i) 9.0% per annum shall be payable in cash, in arrears, and (ii) 4.0% per annum shall be payable in the form of additional notes (in minimum denominations of $1,000 and integral multiples thereof, with any fractional additional notes being paid in cash), in arrears;

•	be payable on each June 1 and December 1, commencing June 1, 2012, to holders of record of the New Notes as of the May 15 and November 15 immediately preceding the relevant interest payment date; and

•	be computed on the basis of a 360-day year comprised of twelve 30-day months.

The New Notes will mature on December 1, 2017. The New Notes will be secured by first-priority perfected liens on substantially all right, title and interest in or to substantially all of the assets and properties owned or acquired by the Company and the Guarantors (the “Collateral”) The Collateral obligations are governed by, among other security documents, the Security Agreements which are attached to this Current Report on Form 8-K as Exhibits 4.3, 4.4 and 4.5, and are incorporated by reference herein.

The New Notes are senior obligations of the Company and are secured by a first-priority perfected note lien on the Collateral (subject to certain permitted liens). The New Notes rank senior in right of payment to all existing and future obligations of the Company that are expressly subordinated in right of payment to the New Notes. The New Notes rank pari passu to all unsubordinated obligations of the Company (though they will be effectively senior to any such obligations to the extent of the value of the collateral securing the obligations under the New Notes). The New Notes are effectively subordinated to all obligations of the Company that are subject to certain permitted liens (including, without limitation, certain letter of credit facilities and hedging obligations) ranking higher than the New Notes to the extent of the value of the collateral securing such obligations or that are subject to a permitted lien that causes the assets subject to such lien to be excluded from the collateral. The New Notes are also effectively subordinated to all obligations of any of Subsidiaries of the Company that do not guarantee the New Notes.

The New Notes Indenture restricts, among other things, the Company’s and its restricted subsidiaries’ ability to:

•	incur or guarantee additional indebtedness or issue certain preferred stock;

•	pay dividends or make other distributions;

•	issue capital stock of our restricted subsidiaries;

•	transfer or sell assets, including the capital stock of our restricted subsidiaries;

•	make certain investments or acquisitions;

•	grant liens on our assets;

•	incur dividend or other payment restrictions affecting our restricted subsidiaries;

•	enter into certain transactions with affiliates; and

•	merge, consolidate or transfer all or substantially all of our assets.

The covenants are subject to important exceptions and qualifications.

If an event of default on the New Notes has occurred and is continuing, the aggregate principal amount of the New Notes, plus any accrued and unpaid interest and redemption premium, may be declared immediately due and payable at the trustee’s discretion or upon request of at least 25% in principal amount of the outstanding New Notes. These amounts automatically become due and payable upon the occurrence of certain bankruptcy events.

The Company may redeem any of the New Notes, in whole or in part, at any time on or after December 1, 2014. Upon any such optional redemption, the Company will pay a redemption price equal to the following redemption prices (expressed as a percentage of principal amount of the New Notes), plus accrued and unpaid interest on the New Notes, if any, to, but not including, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period beginning on December 1 of the years indicated below:

Year	Percentage
2014	105.500%
2015	102.750%
2016 and thereafter	100.000%

The Company will give not less than 30 nor more than 60 days notice of any such redemption.

At any time prior to December 1, 2014 the Company may, at its option, on any one or more occasions redeem up to 35% of the aggregate principal amount of the New Notes (including Additional Notes but without duplication for exchange notes) originally issued under the Indenture with the net cash proceeds of one or more equity offerings at a redemption price of 111.0% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, additional interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that (1) at least 65% of the original principal amount of the New Notes originally issued under the New Notes Indenture (including Additional Notes but without duplication for exchange notes) remains outstanding after each such redemption; and (2) the redemption occurs within 90 days after the closing of the related Equity Offering.

In addition, the New Notes may be redeemed, in whole or in part, at any time prior to December 1, 2014 at the option of the Company upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail to each holder of Notes at its registered address, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus an “Applicable Premium” as of, and accrued and unpaid interest to, but not including, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

If a Change of Control (as defined in the New Notes Indenture) occurs, we must offer to repurchase the New Notes at 101% of their principal amount, plus accrued and unpaid interest.

In addition, in connection with certain Asset Dispositions (as defined in the New Notes Indenture), we must offer to repurchase the New Notes with the proceeds of such Asset Dispositions within 30 days.

A copy of the Indenture is being filed as Exhibit 4.1 hereto, and the form of the Global Note included as Exhibit A to the Indenture is being filed as Exhibit 4.2 hereto, and are incorporated by reference herein.

Notes Registration Rights Agreement

On December 19, 2011, the Company and each of the Guarantors under the Indenture (the Guarantors, together with the Company, the “Issuers”) entered into a Registration Rights Agreement with the supporting holders for the benefit of all holders of the New Notes, pursuant to which the Issuers agreed to (a) (i) file with the SEC a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), with respect to a registered offer to exchange any and all of the New Notes (including the Guarantees with respect thereto) for a like aggregate principal amount of notes that are identical in all material respects to the New Notes (except that the exchange notes will not contain restrictive legends or transfer restrictions) and/or (ii) under certain circumstances set forth in the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale by certain holders of the Notes and the Guarantees thereof, and (b) use reasonable best efforts to have the Exchange Offer Registration Statement declared effective as soon as practicable thereafter and in no event consummate the Exchange Offer later than the 180th day after the issue date of the New Notes.

The Notes Registration Rights Agreement is being filed as Exhibit 4.6 hereto and is incorporated herein by reference.

Shares Registration Rights Agreement

On December 19, 2011, in connection with issuance of 3,877,254 shares of the Company’s common stock pursuant to the Supporting Holders’ backstop obligations under support agreements, the Company entered into a Registration Rights Agreement (the “Shares Registration Rights Agreement”) with each of the Supporting Holders, pursuant to which the Company agreed to (i) file a shelf registration statement by February 20, 2012 pursuant to Rule 415 under the Securities Act, which shelf registration statement shall provide for resales of all Transfer Restricted Securities (as defined therein) held by holders who have timely provided the information required pursuant to this agreement; and (ii) use its reasonable best efforts to cause the shelf registration statement to be declared effective on or before the 120th day after the later of the date the shelf registration statement is filed and February 20, 2012 (or if such 120th day is not a Business Day, the next succeeding Business Day).

The Shares Registration Rights Agreement is being filed as Exhibit 4.7 hereto and is incorporated herein by reference.

Supplemental Indenture to Indenture for Existing Notes

On December 19, 2011, the Company executed a Supplemental Indenture to the indenture governing the Existing Notes. The Supplemental Indenture, among other things eliminates substantially all of the restrictive covenants and certain event of default provisions in the indenture. A copy of the Supplemental Indenture is being filed as Exhibit 4.8 hereto and is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On December 19, 2011, the Company issued $283,520,000 aggregate principal amount of New Notes pursuant to the Indenture. The information included in Item 1.01 of this Current Report on Form 8-K under the caption “New Notes Indenture and Security Agreements,” including the summaries of the Indenture, the Security Agreements and the New Notes contained therein, is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The sales of the New Notes under the exchange offer and Purchase Agreements were made pursuant to an exemption from the registration requirements of the Securities Act contained in Section 4(2) of the Securities Act, as sales made solely to qualified institutional buyers as defined under Rule 144A and other accredited investors as defined under Rule 501 under the Securities Act.

The issuance of the 3,877,254 shares of the Company’s common stock under the Support Agreements were made pursuant to an exemption from the registration requirements of the Securities Act contained in Section 4(2) of the Securities Act, as sales made solely to qualified institutional buyers as defined under Rule 144A and other accredited investors as defined under Rule 501 under the Securities Act.

The information included in Items 1.01, 2.03 and 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

On December 15, 2011, the Company issued a press release regarding the preliminary results of the Exchange Offer. The Company is filing a copy of the press release as Exhibit 99.1 hereto, which is incorporated by reference to this Item 8.01.

On December 19, 2011, the Company accepted tenders and consents from the holders of $198,030,000 in aggregate principal amount of its outstanding Existing Notes in connection with its previously announced private exchange offer and consent solicitation for the Existing Notes, which commenced on November 15, 2011. Holders tendering in the exchange offer received New Notes.

Pursuant to the terms of the exchange offer, holders of the Existing Notes were entitled to exchange, for each $1,000 principal amount of Existing Notes tendered by such holder, either: (a) $750.00 principal amount of New Notes (the “Exchange Only Election”) or (b) $971.40 principal amount of New Notes, if the holder subscribed to purchase for cash an additional $600.00 principal amount of New Notes, to be issued at par, in a private placement being made to the holders in connection with the Exchange Offer for each $1,000 principal amount of Existing Notes tendered by such holder (the “Exchange and Purchase Election”).

Holders tendering pursuant to the Exchange and Purchase Election tendered $144,555,000 in aggregate principal amount of Existing Notes. Holders tendering pursuant to the Exchange Only Election tendered $53,475,000 in aggregate principal amount of Existing Notes.

As of December 19, 2011, $1,970,000 aggregate principal amount of Existing Notes not tendered and exchanged pursuant to the exchange offer remains outstanding.

On December 21, 2011, the Company issued a press release regarding the closing of the Exchange Offer. The Company is filing a copy of the press release as Exhibit 99.2 hereto, which is incorporated by reference to this Item 8.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

4.1	Indenture dated as of December 19, 2011, by and among GMX Resources Inc., the Guarantors named therein and U.S. Bank National Association, as Trustee.

4.2	Form of Senior Secured Note due 2017 (included as Exhibit A to Exhibit 4.1 of this Current Report on Form 8-K).

4.3	Security Agreement, dated as of December 19, 2011 between GMX Resources Inc. and U.S. Bank National Association as Collateral Agent.

4.4	Security Agreement, dated as of December 19, 2011 between Endeavor Pipeline Inc. and U.S. Bank National Association as Collateral Agent.

4.5	Security Agreement, dated as of December 19, 2011 between Diamond Blue Drilling Co. and U.S. Bank National Association as Collateral Agent.

4.6	Registration Rights Agreement dated as of December 19, 2011, by and among GMX Resources Inc., the Guarantors named therein and the Supporting Holders party thereto.

4.7	Registration Rights Agreement dated as of December 19, 2011, by and among GMX Resources Inc., the Guarantors named therein and the Supporting Holders party thereto.

4.8	First Supplemental Indenture, dated as of December 19, 2011, by and among GMX Resources Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.1	Form of Purchase Agreement, dated as of December 19, 2011, between GMX Resources Inc. and the Purchaser named therein.

99.1	Press Release dated December 15, 2011

99.2	Press Release dated December 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMX RESOURCES INC.

Date: December 21, 2011	By:	/s/ James A. Merrill
Name: James A. Merrill
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture dated as of December 19, 2011, by and among GMX Resources Inc., the Guarantors named therein and U.S. Bank National Association, as Trustee.

4.2	Form of Senior Secured Note due 2017 (included as Exhibit A to Exhibit 4.1 of this Current Report on Form 8-K).

4.3	Security Agreement, dated as of December 19, 2011 between GMX Resources Inc. and U.S. Bank National Association as Collateral Agent.

4.4	Security Agreement, dated as of December 19, 2011 between Endeavor Pipeline Inc. and U.S. Bank National Association as Collateral Agent.

4.5	Security Agreement, dated as of December 19, 2011 between Diamond Blue Drilling Co. and U.S. Bank National Association as Collateral Agent.

4.6	Registration Rights Agreement dated as of December 19, 2011, by and among GMX Resources Inc., the Guarantors named therein and the Supporting Holders party thereto.

4.7	Registration Rights Agreement dated as of December 19, 2011, by and among GMX Resources Inc., the Guarantors named therein and the Supporting Holders party thereto.

4.8	First Supplemental Indenture, dated as of December 19, 2011, by and among GMX Resources Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.1	Form of Purchase Agreement, dated as of December 19, 2011, between GMX Resources Inc. and the Purchaser named therein.

99.1	Press Release dated December 15, 2011

99.2	Press Release dated December 21, 2011